UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Report to Shareholders

Institutional Concentrated International Equity Fund	October 31, 2012

Highlights

  International stock markets were volatile but generated decent results for the 6- and 12-month periods ended October 31, 2012.

  Your fund handily outperformed its benchmark, the MSCI EAFE Index, in the fiscal year.

  The portfolio is considered “concentrated” and will typically invest in a smaller number of holdings than a “diversified” fund.

  While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection drives our decision-making.

The views and opinions in this report were current as of October 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Concentrated International Equity Fund

Dear Investor

We are pleased to report solid results for the portfolio’s fiscal year ended October 31, 2012. The fund’s outperformance was generated through a combination of stock selection and, to a lesser extent, sector allocation decisions. Because we manage a concentrated portfolio, we keep a close eye on risk, seeking to protect against losses by remaining disciplined from a valuation perspective. Our investment style attempts to discern whether expectations as priced by the market are correct. We focus on best-in-class companies with durable competitive advantages and exceptional financials as evidenced by their ability to generate free cash flow and create shareholder value over time.

Your fund returned 13.13% during its fiscal year compared with 5.15% for the MSCI EAFE Index. As shown in the Performance Comparison table above, the portfolio also outperformed its benchmark index in the second half of our reporting period. Stock selection provided the bulk of the portfolio’s outperformance, and allocation decisions also generated a positive contribution. Stock selection was especially strong in Japan and developed Europe. The fund’s underweight in eurozone countries was a modest detractor from relative results. However, stock selection in the region generated a strong relative performance contribution in the 6- and 12-month periods.

Market Environment

In the second half of our fiscal year, we saw further central bank intervention, which, at least in the short term, drove markets higher based on hope. However, we maintained our disciplined investment process despite the changing circumstances. European peripheral countries, which had been at the heart of recent financial turmoil, finally enjoyed a period of respite.

Third-quarter earnings reporting is under way as I write this letter, and, in aggregate, the results have been lack-luster, which is cause for concern. Expectations were high going into this reporting season, markets had performed strongly, and there was real hope that further central bank action would deliver concrete results.

European equities rose largely due to the European Central Bank’s actions, including a pledge of unlimited bond purchases for troubled eurozone members. The ECB’s plan to buy government debt relieved pressure on outsized debt burdens, at least temporarily. ECB President Mario Draghi explained that the bank would conduct outright monetary transactions, buying bonds with maturities between one and three years, to address “severe distortions” in government bond markets. However, outright monetary transactions will only be carried out when a country has requested a bailout from one of the eurozone’s rescue funds, thus relinquishing some of its economic sovereignty—a decision the Spanish and Italian governments have so far been reluctant to make.

Fiscal austerity remains widespread across the region as governments seek to reduce debt. Companies throughout Europe have made decent progress in strengthening balance sheets by cutting costs, leading to healthier earnings and cash flow generation. Faced with modest demand in local markets, European companies are looking outside their borders for opportunities to increase revenues, especially in faster-growing emerging markets.

The Japanese market, which continued to struggle with sluggish growth, was a notable laggard for the year. Outside Japan, we remain optimistic on the long-term structural growth story in Asia. Given the uncertain environment, we expect volatility to continue, and we intend to use it as an opportunity to add high-conviction names to the portfolio.

Portfolio Strategy

The fund seeks to generate long-term capital appreciation through investments in stocks of non-U.S. companies. Under normal circumstances, the fund will invest at least 80% of its net assets in developed markets and no more than 15% in emerging markets. We expect to hold 40 to 60 stocks. We do not have a preference for growth or value, but we look for companies that have a favorable combination of fundamentals, earnings potential, and relative valuation.

Our core investment belief is that the market is inherently inefficient and focused on the short term, meaning securities are often mispriced. These inefficiencies manifest themselves through valuation anomalies and flawed perception of the magnitude and duration of a company’s growth. Our role, through disciplined fundamental research, is to identify superior investment opportunities by exploiting these pricing anomalies.

We work with our industry analysts and portfolio managers to find companies that fit these criteria. We look for the best stocks wherever we may find them, rather than employing a regional, country, or sector focus. The portfolio’s composition is determined by the following considerations.

  A focus on the most-compelling, highest-conviction companies.

  A target holding period of two to three years.

  Position sizes determined by risk/reward characteristics.

  Diversification across regions, countries, and sectors.

  Active risk controls that include a sell discipline based on analyst downgrades; achieving target prices; and forced displacement, such as mergers or acquisitions.

In general, concentrated portfolios tend to exhibit greater volatility than more broadly diversified portfolios. These divergences may also show up in our short-term comparisons with broad-based benchmarks—an inevitable characteristic of managing a concentrated portfolio. That said, we are long-term investors, and we attempt to use short-term volatility as an opportunity. Stock selection dictates portfolio construction. Although we do not turn a blind eye to regional, country, and sector allocations, we will wind up with overweights and underweights compared with the benchmark as we attempt to exploit favorable themes and avoid undue risk.

Portfolio Review

Our investment style attempts to discern whether expectations as priced by the market are reasonable. We focus on best-in-class companies with durable competitive advantages and exceptional financials as evidenced by their ability to generate free cash flow and create shareholder value over time. Ultimately, the fund’s strategy relies on bottom-up stock selection and our research analysts’ ability to pick long-term winners.

We are pleased to report that every sector in the portfolio generated a positive relative performance contribution for the year. Although our energy, information technology, and utilities sector holdings declined on an absolute basis, the combination of stock selection and allocation decisions helped results in relative terms. In the past six months, we have benefited from strength in consumer discretionary, which is one of our largest allocations. Jupiter Telecommunications, Japan’s largest cable provider, was the portfolio’s best relative and absolute performer thanks to the takeover by KDDI and Sumitomo. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our underweight allocation to financials, which were the best absolute contributors for the last six months, crimped relative performance for the year. At 18% of the portfolio, financials represent our largest allocation, but we are well below the benchmark’s 24% allocation. European banks enjoyed a strong run over the past few months, but our cautious stance detracted from relative returns. Ayala (Philippines) and Capitamall Trust (Singapore) were strong relative performers for the year, but our positions in Hang Lung Properties (Hong Kong) and Kinnevik Investment (Sweden) detracted.

We took profits from several large holdings and allowed our cash position to build. At this point, we are in no rush to reinvest proceeds unless the price of a targeted investment is right. Among our new purchases, we made significant investments in Danone (France) and Svenska Cellulosa (Sweden). The additions took our consumer staples allocation to 17% of the portfolio, which is well above our historical levels, but we are comfortable making large investments when the odds of success are stacked in our favor. In both cases, the key ingredients we seek—high-quality businesses, solid cash flow, and reasonable valuation—were present. In Brazil, we added TIM Participacoes, a subsidiary of Telecom Italia Mobile. The Brazilian market leader in telephony fell sharply due to tougher regulation and was trading below its intrinsic value. In our view, a great company had a very cheap share price, exactly the kind of investment that we like. We were drawn to its ability to generate solid free cash flow and the compelling risk/reward trade-off.

On the other side of the ledger, we eliminated our stake in Anglo American (UK). The stock tumbled as the company dealt with several significant operational issues, and the Board recently replaced the company’s chief executive officer. In our view, there were too many uncertainties. We believe that we can find higher-conviction ideas where we can invest the proceeds.

Investment Outlook

In recent weeks, certain leading macro indicators have pointed to a turnaround in economic activity, which may presage better times ahead. While this would be welcome news, we believe that there are still many obstacles on the road to sustainable economic growth. Central banks have embarked on balance sheet expansion the likes of which the world has never seen. We live in an era of near-zero interest rates where the incentive to save has forcefully been eliminated. This is an unprecedented time, and no one knows the ultimate consequences of such action.

We believe that trying to predict the future is not a viable investment process. We prefer to base our decision-making on our analysis of the quality of a business and its price relative to our perception of intrinsic value. We believe that the difference between a great company and a great stock is price. Our goal and our process involve buying good businesses when they are priced for low expectations because of short-term issues.

In today’s environment and at today’s prices we find ourselves adding to pharmaceuticals and telecoms that have lagged the recent market move. After quite a long time, we are also beginning to find ideas within the industrials segment as expectations have been reset in the past few quarters, and prices appear quite reasonable to us again.

We remain underweight to financials even though it has hurt our short-term relative results. We are willing to hold our ground in this sector because we don’t like the uncertainty surrounding regulations, capital positions, and earnings visibility and sustainability. Eurozone financials remain hostage to the fortunes of the sovereign governments where they operate.

The materials sector is our other large underweight position because we believe that the commodity super-cycle is drawing to an end as China enters a period of slower growth. To some extent this is common knowledge, and the materials sector has recently underperformed the broad benchmark. We believe that in the not-too-distant future we will be able to buy good businesses at cheap prices in this sector.

We do not attempt to predict how the markets will perform, but by remaining true to our investment style we are confident we can continue to deliver strong longer-term absolute and relative returns. Looking ahead, we believe that our deep fundamental research platform and our unwavering focus on bottom-up stock selection will be critical to investment success.

Thank you for your confidence and for investing with T. Rowe Price.

Respectfully submitted,

Federico Santilli
Chairman of the fund’s Investment Advisory Committee

November 13, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Concentrated International Equity Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Concentrated International Equity Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Concentrated International Equity Fund
October 31, 2012

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended October 31, 2012. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 10/31/12	Value 10/31/11
T. Rowe Price Reserve Investment Fund, 0.13%	¤	¤	$ 1	$ 478	$ 813
Totals			$ 1	$ 478	$ 813

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 478
Dividend income	1
Interest income	-
Investment income	$ 1
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Concentrated International Equity Fund
October 31, 2012
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $7,273)	$	7,844
Receivable for investment securities sold		119
Cash		25
Dividends receivable		20
Due from affiliates		14
Other assets		202
Total assets		8,224
Liabilities		
Payable for investment securities purchased		93
Due to affiliates		10
Other liabilities		187
Total liabilities		290
NET ASSETS	**$**	**7,934**
Net Assets Consist of:		
Undistributed net investment income	$	150
Accumulated undistributed net realized gain		214
Net unrealized gain		570
Paid-in capital applicable to 700,000 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		7,000
NET ASSETS	**$**	**7,934**
NET ASSET VALUE PER SHARE	**$**	**11.33**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Concentrated International Equity Fund
($000s)

Year Ended 10/31/12
Investment Income (Loss)	
Dividend income (net of foreign taxes of $17)	$ 206
Expenses	
Investment management	48
Prospectus and shareholder reports	7
Custody and accounting	153
Registration	42
Legal and audit	27
Directors	5
Miscellaneous	11
Reductions of fees and expenses	
Investment management fees waived	(48)
Expenses reimbursed by manager	(190)
Total expenses	55
Net investment income	151
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	363
Foreign currency transactions	(6)
Net realized gain	357
Change in net unrealized gain (loss)	
Securities	395
Other assets and liabilities denominated in foreign currencies	(2)
Change in net unrealized gain (loss)	393
Net realized and unrealized gain	750
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 901**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Concentrated International Equity Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Concentrated International Equity Fund
October 31, 2012

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Concentrated International Equity Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on July 27, 2010. The fund seeks long-term growth of capital through investments in stocks of non-U.S. companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2012, approximately 12% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $10,595,000 and $10,476,000, respectively, for the year ended October 31, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended October 31, 2012 and October 31, 2011, totaled $329,000 and $119,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2012, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2013. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, management fees in the amount of $48,000 were waived and expenses in the amount of $190,000 were reimbursed by Price Associates during the year ended October 31, 2012. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $521,000 remain subject to repayment at October 31, 2012.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended October 31, 2012, expenses incurred pursuant to these service agreements were $122,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 700,000 shares of the fund, representing 100% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and
Shareholders of T. Rowe Price Institutional Concentrated International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Concentrated International Equity Fund (one of the portfolios comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 14, 2012

Tax Information (Unaudited) for the Tax Year Ended 10/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $175,000 from short-term capital gains.

For taxable non-corporate shareholders, $194,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $212,000 and foreign taxes paid of $16,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody (1944) 2009 [138]	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009 to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009); Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey (1940) 2006 [138]	Retired

Anthony W. Deering (1945) 1991 [138]	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to present); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr. (1943) 1989 [138]	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)

Robert J. Gerrard, Jr. (1952) 2012 [90]	Chairman of Compensation Committee and Director, Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President and General Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn (1943) 2003 [138]	Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present); Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers (1941) 2006 [138]	President, A&R Development Corporation (1977 to present)

Cecilia E. Rouse, Ph.D. (1963) 2012 [90]	Professor and Researcher, Princeton University (1992 to present); Director, MDRC (2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (1998 to 2009 and 2011 to present); Member, President’s Council of Economic Advisors (2009 to 2011); Member, The MacArthur Foundation Network on the Transition to Adulthood and Public Policy (2000 to 2008); Member, National Advisory Committee for the Robert Wood Johnson Foundation’s Scholars in Health Policy Research Program (2008); Director and Member, National Economic Association (2006 to 2008); Member, Association of Public Policy Analysis and Management Policy Council (2006 to 2008); Member, Hamilton Project’s Advisory Board at The Brookings Institute (2006 to 2008); Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2006 to 2008)

John G. Schreiber (1946) 2001 [138]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to present)

Mark R. Tercek (1957) 2009 [138]	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman Sachs Group, Inc. (1984 to 2008)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [138]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International; Chief Executive Officer, Chairman of the Board, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955) 2006 [75]	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Institutional International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly employee, African Development Bank (to 2008)

Christopher D. Alderson (1962) President	Director and President–International Equity, T. Rowe Price International; Company’s Representative, Director, and Vice President, Price Hong Kong; Director and Vice President, Price Singapore; Vice President, T. Rowe Price Group, Inc.

Paulina Amieva (1981) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly student, Harvard Business School (to 2008)

Oliver D.M. Bell, IMC (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Head of Global Emerging Markets Research, Pictet Asset Management Ltd. (to 2011), and Portfolio Manager of Africa and Middle East portfolios and other emerging markets strategies, Pictet Asset Management Ltd. (to 2009)

R. Scott Berg, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly Director, Bank of America Merrill Lynch and Co-head of credit and convertibles research team in Hong Kong (to 2010)

Archibald Ciganer Albeniz, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard N. Clattenburg, CFA (1979) Executive Vice President	Vice President, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael J. Conelius, CFA (1964) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Jose Costa Buck (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael Della Vedova (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Cofounder and Partner, Four Quarter Capital (to 2009)

Bridget A. Ebner (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark J.T. Edwards (1957) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

David J. Eiswert, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Roger L. Fiery III, CPA (1959) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Robert N. Gensler (1957) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

M. Campbell Gunn (1956) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Gregory K. Hinkle, CPA (1958) Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Leigh Innes, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Randal S. Jenneke (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Senior Portfolio Manager, Australian Equities (to 2010)

Kris H. Jenner, M.D., D.Phil. (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Yoichiro Kai (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Japanese Financial/Real Estate Sector Analyst/Portfolio Manager, Citadel Investment Group, Asia Limited (to 2009)

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ian D. Kelson (1956) Executive Vice President	President–International Fixed Income, T. Rowe Price International; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark J. Lawrence (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Equity Fund Manager, Citi (London) (to 2008)

David M. Lee, CFA (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Christopher C. Loop, CFA (1966) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Anh Lu (1968) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Sebastien Mallet (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Daniel Martino, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jonathan H.W. Matthews, CFA (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Analyst, Pioneer Investments (to 2008)

Susanta Mazumdar (1968) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Sudhir Nanda, Ph.D., CFA (1959) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David Oestreicher (1967) Vice President	Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Vice President, Moody’s Investors Service (to 2010)

Gonzalo Pángaro, CFA (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Timothy E. Parker, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Craig J. Pennington, CFA (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Global Energy Analyst, Insight Investment (to 2010); Senior Trader, Brevan Howard (to 2008)

Frederick A. Rizzo (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Christopher J. Rothery (1963) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Federico Santilli, CFA (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sebastian Schrott (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David A. Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Jonty Starbuck, Ph.D. (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Dean Tenerelli (1964) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Eric L. Veiel, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970) Vice President	Vice President, T. Rowe Price

Christopher S. Whitehouse (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ernest C. Yeung (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,333,000 and $1,632,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 14, 2012